UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2010

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of SunTrust Banks, Inc. (the "Registrant" of "SunTrust") was held on April 27, 2010. At the meeting, the shareholders of SunTrust took the following actions, and cast the following votes:

1. Shareholders elected the following persons as directors of SunTrust:

Robert M. Beall, II (for - 362,700,001; against - 8,085,380; abstain - 1,336,200; and non votes - 48,485,095);
Alston D. Correll (for - 361,118,921; against - 9,730,048; abstain - 1,272,611; and non votes - 48,485,095);
Jeffrey C. Crowe (for - 363,417,372; against - 7,422,456; abstain - 1,281,753; and non votes - 48,485,095);
Patricia C. Frist (for - 362,063,723; against - 8,832,068; abstain - 1,225,789; and non votes - 48,485,095);
Blake P. Garrett, Jr. (for - 362,410,517; against - 8,408,858; abstain - 1,302,206; and non votes - 48,485,095);
David H. Hughes (for - 360,442,376; against - 10,429,772; abstain - 1,249,433; and non votes - 48,485,095);
M. Douglas Ivester (for - 361,348,157; against - 9,532,398; abstain - 1,241,026; and non votes - 48,485,095);
J. Hicks Lanier (for - 359,664,969; against - 11,213,138; abstain - 1,243,474; and non votes - 48,485,095);
William A. Linnenbringer (for - 363,452,330; against - 7,365,055; abstain - 1,304,196; and non votes - 48,485,095);
G. Gilmer Minor III (for - 360,485,081; against - 10,350,688; abstain - 1,285,812; and non votes - 48,485,095);
Larry L. Prince (for - 360,921,702; against - 9,945,399; abstain - 1,254,480; and non votes - 48,485,095);
Frank S. Royal M.D. (for - 360,886,603; against - 9,986,921; abstain - 1,248,057; and non votes - 48,485,095)
Thomas R. Watjen (for - 363,220,140; against - 7,498,981; abstain - 1,402,460; and non votes - 48,485,095);
James M. Wells III (for - 357,382,501; against - 13,354,169; abstain - 1,384,912; and non votes - 48,485,095);
Karen Hastie Williams (for - 342,669,866; against - 28,154,481; abstain - 1,297,234; and non votes - 48,485,095); and
Dr. Phail Wynn, Jr. (for - 362,313,371; against - 8,556,549; abstain - 1,251,661; and non votes - 48,485,095).

2. Shareholders approved the performance goals under SunTrust’s Management Incentive Plan (for - 402,357,057; against - 15,855,782; abstain - 2,393,837; and non votes – 0).

3. Shareholders ratified the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2010 (for - 415,474,761; against - 4,173,871; abstain - 958,044; and non votes – 0).

4. Shareholders approved the non-binding advisory vote ("say-on-pay") resolution regarding the compensation of the Company’s executives as described in the Summary Compensation Table as well as in the Compensation Discussion and Analysis and the other executive compensation tables and related discussion (for - 378,704,745; against - 36,092,025; abstain - 5,809,905; and non votes – 0).

5. Shareholders rejected the shareholder proposal regarding the preparation and publication of a sustainability report (for 87,097,157; against - 229,359,415; abstain - 55,665,009; and non votes - 48,485,095).

Item 8.01 Other Events.

In connection with the election of new directors, SunTrust’s Board of Directors approved new committee assignments. Effective immediately, the Board’s committees will be comprised of the following directors:

Audit
M. Douglas Ivester, Chairman
Robert M. Beall, II
J. Hicks Lanier
G. Gilmer Minor III
Larry L. Prince
Frank S. Royal M.D.
Thomas R. Watjen
Karen Hastie Williams

Compensation
Alston D. Correll, Chairman
Jeffrey C. Crowe
Patricia C. Frist
Blake P. Garrett, Jr.
David H. Hughes
William A. Linnenbringer
Dr. Phail Wynn, Jr.

Executive
James M. Wells, Chairman
Alston D. Correll
Jeffrey C. Crowe
M. Douglas Ivester
G. Gilmer Minor, III

Governance and Nominating
G. Gilmer Minor III, Chairman
Robert M. Beall, II
M. Douglas Ivester
J. Hicks Lanier
Larry L. Prince
Frank S. Royal M.D.
Thomas R. Watjen
Karen Hastie Williams

Risk
Jeffrey C. Crowe, Chairman
Alston D. Correll
Blake P. Garrett, Jr.
David H. Hughes
William A. Linnenbringer
Dr. Phail Wynn, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

April 27, 2010	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel